Exhibit 99.2
 Third Quarter 2026 Earnings Presentation  November 12, 2026

 Cautionary Forward-Looking Statements  This presentation is for informational purposes only and does not purport to include a complete discussion of the topics mentioned and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking. These forward‑looking statements are subject to risks and uncertainties, including those identified below, which could cause actual future results to differ materially from historical results or from those anticipated or implied by such statements. The following factors, among others, could cause future results to differ materially from historical results or from those indicated by forward‑looking statements included in this presentation: (1) the level of demand for mortgage and commercial loans, which is affected by such external factors as general economic conditions, market interest rate levels, tax laws, and the demographics of our lending markets; (2) the direction and magnitude of changes in interest rates and the relationship between market interest rates and the yield on our interest‑earning assets and the cost of our interest‑bearing liabilities; (3) the rate and amount of credit losses incurred and projected to be incurred by us, increases in the amounts of our nonperforming assets, the level of our loss reserves and management’s judgments regarding the collectability of loans; (4) changes in the regulation of lending and deposit operations or other regulatory actions, whether industry-wide or focused on our operations, including increases in capital requirements or directives to increase allowances for credit losses or make other changes in our business operations; (5) legislative or regulatory changes, including those that may be implemented by the current administration in Washington, D.C. and the Federal Reserve Board; (6) possible adverse rulings, judgments, settlements and other outcomes of litigation; (7) actions undertaken by both current and potential new competitors; (8) the possibility of adverse trends in property values or economic trends in the residential and commercial real estate markets in which we compete; (9) the effect of changes in general economic conditions; (10) the effect of geopolitical uncertainties; (11) the impact of health crises on our future financial condition and operations; (12) the impact of any volatility in the banking sector due to the failure of certain banks due to high levels of exposure to liquidity risk, interest rate risk, uninsured deposits and cryptocurrency risk; (13) the loss of our CDFI certification could potentially limit our grant income awards; and (14) other risks and uncertainties. All such factors are difficult to predict and are beyond our control. Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at http://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.      Forward-looking statements in this presentation speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except to the extent required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

 Corporate Overview & Geographic Footprint  In 2021, Broadway Financial Corporation (BYFC) located in Los Angeles, CA completed a merger with CFBanc Corporation located in Washington, D.C., with BYFC continuing as the surviving entity  BYFC proudly serves communities on both coasts, with branches in Washington, D.C. and Los Angeles, California  A mission-driven commercial bank with a focus on the benefit and economic empowerment of our customers and communities. BYFC exists to empower organizations and individuals with more limited access to traditional commercial finance and banking services  BYFC operates as a certified B Corp and Public Benefit Corporation. City First Bank, N.A. operates as a certified Community Development Financial Institution (CDFI)  As of September 30, 2026, BYFC has 96 full-time equivalent employees  Ticker  NASDAQ: BYFC  Established  1946 (Broadway Federal Bank)  1995 (Broadway Financial Corporation)  Headquarters  Washington, D.C. (Bank HQ)  Los Angeles, CA (Holding Co. HQ)  Branches  1 full-service branch – Washington, D.C.  2 full-service branches – Los Angeles, CA  Total Assets  $1.6 billion (as of 9/30/26)  Total Gross Loans  $1.1 billion (as of 9/30/26)  Total Deposits  $1.1 billion (as of 9/30/26)  Earnings Per Share (Basic)  $0.04 (for three months ended 9/30/26)  Community Bank Leverage Ratio (CBLR)  12.83% (as of 9/30/26)  Los Angeles, CA  Washington, D.C.  | Branch and Corporate Office Locations  Full-Service Branch  Corporate Office Only

Executive Management Team



Brian Argrett

President & CEO

- 35+ Years of Experience
- CEO of City First Bank prior to the merger with Broadway
- Former Founder and Managing Partner of Fulcrum Capital Group



Zack Ibrahim

Chief Financial Officer

- 20+ Years of Experience
- Former Head of Corporate Finance at Texas Capital Bank
- Previously held key financial leadership roles at Truist, M&T Bank, Regions, Northern Trust, & TIAA



John Allen

Chief Banking Officer

- 30+ Years of Experience
- Former Regional Bank President for Wells Fargo
- Previously held roles at Santander Bank, Capital One, and Fifth Third Bank



Justin Jennings

Chief Deposit Officer

- 20+ Years of Experience
- Former Operations Officer at Columbia Bank
- Previously held treasury and operations roles at JP Morgan Chase & Co



Brian Wagner

Chief Human Resources Officer

- 20+ Years of Experience
- Previously held roles with EagleBank Corp, Truist, and PNC
- Experience with acquiring top talent across the nation with multiple institutions



Tina Carew

Chief Legal Officer & Corporate Secretary

- 25+ Years of Experience
- Former General Counsel and Corporate Secretary for Invesco Mortgage Capital Inc.
- Previously held roles at FHLB Atlanta and Sullivan & Cromwell

4

BROADWAY FINANCIAL CORPORATION

 Q3 2026 Financial Summary  1  Strong Fundamental Performance: Q3 2026 Net Income Attributable to Common Stockholders of $0.4MM was up 80% QoQ  2  Strong Balance Sheet Growth: Total assets increased $221MM (17%) YoY, reflecting continued momentum in franchise growth. Total deposits increased $261MM (31%) YoY  3  Strategic Investments: Increased non-interest expense reflects investments in personnel, technology, and operational infrastructure to support growth, enhance client services, and strengthen the long-term operating platform  4  Margin: Despite elevated funding costs in a higher rate environment, net interest margin remained stable QoQ. Management is focused on loan repricing opportunities, optimizing deposit mix, and disciplined balance sheet management  5  Capital: While capital ratios moderated from prior-year levels, they remain substantially above regulatory well-capitalized thresholds. The decline primarily reflects strong asset growth and deployment of capital into earning assets

 Stock Price & Valuations   | Stock Valuation ($)   | Stock Price ($)  Price / Book Value Per Share     60%  60%  60%  80%  104%  Price / TBV Per Share     61%  61%  61%  81%  105%  1 Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation  1  1

Key Financial Highlights

Key Financial Highlights	Actuals Q3 '26	Actuals Q2 '26	Actuals Q3 '25	▲ vs Pr Qtr	▲ vs Pr Yr
Balance Sheet ($MM)					
Gross Loan Balances	$1,143	$1,137	$1,023	0%	12%
Deposit Balances	$1,110	$1,115	$849	(0%)	31%
Investment Balance	$305	$327	$244	(7%)	25%
Total Assets	$1,557	$1,564	$1,336	(0%)	17%
Income Statement ($MM)					
Net Income Attributable to Common Stockholders	$0.4	$0.2	($24.6)	80%	N/A
Net income attributable to Broadway Financial Corporation	$1.1	$1.0	($23.9)	18%	N/A
Net Interest Income	$9.9	$9.5	$8.6	4%	15%
Non-Interest Income	$0.5	$1.0	$0.4	(48%)	18%
Operating Revenue	$10.4	$10.4	$9.0	(0%)	15%
Non-Interest Expense	$8.3	$7.5	$31.5	11%	(74%)
Adj. Non-Interest Expense [1&2]	$8.3	$7.5	$7.3	11%	15%
Provision Expense	$0.7	$1.5	$0.7	(55%)	(2%)
Pre-Provision Net Revenue [2]	$2.1	$3.0	($22.5)	(30%)	N/A
Key Performance Metrics					
Net Interest Margin	2.64%	2.65%	2.72%	(0.01%)	(0.08%)
Loan Yields	5.26%	5.22%	5.36%	0.04%	(0.10%)
Cost of Interest-Bearing Funds	3.05%	3.02%	3.11%	0.03%	(0.06%)
Loan to Deposit Ratio	102.9%	102.0%	120.5%	0.9%	(17.6%)
Return on Average Assets	0.10%	0.06%	(7.48%)	0.04%	7.58%
Efficiency Ratio [2]	80%	72%	349%	9%	(269%)
Adj. Efficiency Ratio [2]	80%	72%	80%	9%	(0%)
ACL % of Gross LHI	0.87%	0.95%	1.01%	(0.08%)	(0.14%)
ACL % of Gross LHI (excl GGLs) [2]	1.03%	1.09%	1.07%	(0.07%)	(0.05%)

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[1] Non-Interest Expense is adjusted for recoveries of $1.6MM in Q3 2025 and $0.2MM in Q4 2025 from a $1.9MM wire fraud expense in Q1 2025. Non-Interest Expense is also adjusted to exclude goodwill impairment of $25.9MM in Q3 2025.
[2] Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation
[3] Thousands (M); Millions (MM)

BROADWAY FINANCIAL CORPORATION

 Third Quarter 2026 GAAP Financial Highlights  | Net Income attributable to Broadway _Financial Corporation ($MM)1  | Total Gross Loans ($MM)  | Total Deposits ($MM)  | Community Bank Leverage   _Ratio (%)  | Net Interest Margin (%)  | ROAA (%)  1 One-time corrections of errors in the calculation of interest on loans occurred in Q2 2026 with pre-tax impacts of ($0.5MM)

 Deposits & Borrowings Portfolios  | Total Deposits ($MM) & Loans to Deposits  | Deposit Composition %   | FHLB & Repos ($MM)   | Highlights  YoY total deposits have increased $261MM or 31% from $849MM in Q3 2025 to $1,110MM in Q3 2026  Loan to Deposit Ratio (LTD) improved from 120.5% to 102.9% YoY  As of Q3 2026, FHLB borrowings were $99MM. FHLB borrowings were utilized as short-term funding to support asset growth  Deposit composition indicates a diverse portfolio with 9% of balances in non-interest-bearing accounts. The long-term strategic goal is to double that percentage to help reduce overall cost of funds  As of Q3 2026, deposits include $100MM in brokered CDs, $146MM in CDARS, and $225MM in ICS     2025  Q3  2025  Q4  2026  Q1  2026  Q2  2026  Q3  FHLB  107.5  72.0  0.0  94.0  99.0  Repos  76.1  80.8  81.2  81.9  80.0  Total  183.6  152.8  81.2  175.9  179.0

 | Loan Yields2 %   Loan Portfolio   | Loan Composition %  | Total Gross Loans ($MM)  | Highlights  YoY total gross loans have increased by $119MM or 12% from $1,023MM in Q3 2025 to $1,143MM in Q3 2026  Loan yields have increased from 5.22% in Q2 2026 to 5.26% in Q3 2026. Continued repricing activity is expected to provide support to loan yields and net interest margin in the coming quarters  Loan portfolio composition is heavily weighted toward multi-family due to the legacy lending strategy. We expect that mix to shift as we execute our long-term strategic goals   1  1 GGL = Government Guaranteed Loan (USDA & SBA)  2 One-time corrections of errors in the calculation of interest on loans occurred in Q2 2026 with pre-tax impacts of ($0.5MM) and Q1 2026 with pre-tax impacts of ($0.3MM)

Investment Securities

| Investment Portfolio Composition

Type	% of Portfolio	Book Yield	Book Value ($M)[1]	Market Value ($M)	Unrealized Gain/Loss ($M)
MBS (Fixed)	48%	3.87%	155,635	140,386	(15,249)
CMO (Float)	24%	4.70%	77,773	76,465	(1,307)
Corporate Bonds	9%	6.22%	30,000	29,151	(849)
CMO (Fixed)	7%	4.17%	24,192	22,879	(1,312)
Agency (Fixed)	5%	1.46%	16,890	16,092	(798)
SBA (Fixed)	2%	1.66%	7,420	6,095	(1,325)
Agency (Float)	2%	4.62%	5,547	5,558	11
Muni - Taxable	1%	1.44%	3,187	3,053	(135)
CMBS (Float)	1%	4.25%	3,018	3,016	(2)
Muni - TE	0%	1.64%	1,553	1,376	(176)
SBA (Float)	0%	5.28%	694	697	3
MBS (Float)	0%	5.40%	646	642	(4)
Total	**100%**	**4.12%**	**326,554**	**305,410**	**(21,144)**

| Investment Portfolio Yield (Market Yield)



3.25%
3.77%
3.99%
4.12%
4.18%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

| Highlights

- As of Q3 2026, the investment securities portfolio book value was $327MM. The portfolio is primarily concentrated in MBS, CMO, and Corporate Bonds
- The Unrealized Loss increased to ($21.1MM) in Q3 2026 from ($10.7MM) in Q2 2026, due to changes in the fair value of investment securities resulting from market interest rate movements
- YoY portfolio (market) yield improved from 3.25% to 4.18% due to purchases of higher-yielding securities
- The investment portfolio includes $30MM of high-quality bank sub-debt with a book yield of 6.22% as of Q3 2026

11

[1] Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale

BROADWAY FINANCIAL CORPORATION

 Asset Quality   | NPAs ($MM) and NPAs/Assets (%)  | Provision for Credit Losses ($MM) and   _Provision / Gross Loans (Annualized %)  | ACL / Adj. Gross Loans (%)1  | NCOs/Gross Loans (Annualized %)  1 Gross loans were adjusted for purchased government guaranteed loans (GGLs) attracting no loan loss reserves. Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation.

 Net Interest Income   | Net Interest Income ($MM) and Net Interest Margin (%)  | Interest Expense Breakout ($MM)  | Interest Income Breakout ($MM)  | Interest Expense ($MM) and Cost of Funds (%)1  1 Cost of Funds reflects cost of interest-bearing liabilities

 Non-Interest Expense   | NIE Breakout by Category (GAAP)  1 Non-Interest Expense is adjusted for recoveries of $1.6MM in Q3 2025 and $0.2MM in Q4 2025 from a $1.9MM wire fraud expense in Q1 2025. Non-Interest Expense is also adjusted to exclude goodwill impairment of $25.9MM in Q3 2025.   2 Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation.  | Adjusted Non-Interest Expense ($MM)1&2  | Adjusted Efficiency Ratio (%)2  ($M)  Q3 2025  Q4 2025  Q1 2026  Q2 2026  Q3 2026  QoQ Change  YoY Change  Compensation & Benefits  4,340  4,802  4,886  4,253  4,684  10%  8%  Occupancy & Equipment  505  507  508  458  530  16%  5%  Marketing and Promotion Expense  76  0  124  56  73  30%  (4%)  Professional Fees  624  896  586  571  629  10%  1%  Information Services  768  763  940  804  1,051  31%  37%  Amortization of Intangibles  78  79  76  76  76  0%  (3%)  Impairment of Goodwill  25,858  0  0  0  0  N/A  (100%)  Operational Loss (Recovery)  (1,603)  (240)  0   0  0  N/A  (100%)  Other Expense  872  1,139  895  1,258  1,288  2%  48%  Total Non-Interest Expense  31,518  7,946  8,015  7,476  8,331  11%  (74%)

 Capital & Liquidity   | Community Bank Leverage Ratio (%)  | Tier 1 Capital ($MM)  | Liquidity Sources ($MM)  | Highlights  Community Bank Leverage Ratio (CBLR) remains strong at 12.83% as of Q3 2026, reflecting the Bank's strong capital position and well-capitalized status, with a substantial buffer above the 8.00% regulatory minimum  We believe the Bank has access to sufficient liquidity from cash, unpledged securities, and available FHLB advance capacity   Tier 1 capital reflects steady growth over the last five quarters  Source  As of 9/30/26  Cash and Cash Equivalents  49.3   Market Value of Unpledged Securities  211.2   Available FHLB Advance Capacity  88.7   Available Fed Fund Lines of Credit  10.0    Total Estimated Sources of Liquidity  359.3

 Appendix

Quarterly Financial Summary

END OF PERIOD DATE	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
BALANCE SHEET ($000)					
Total Net Loans	1,013,144	1,016,540	1,059,262	1,126,539	1,132,690
Total Securities	244,005	256,835	284,103	327,030	305,410
Total Assets	1,335,565	1,345,569	1,426,065	1,563,699	1,556,923
Total Deposits	849,205	917,603	1,073,056	1,114,651	1,109,962
INCOME STATEMENT ($000)					
Interest Income[1]	15,791	16,293	16,209	17,803	18,798
Interest Expense	7,174	7,563	7,156	8,313	8,902
Total Non-Interest Income	422	687	589	950	496
Non-Interest Expenses	31,518	7,946	8,015	7,476	8,331
Adjusted Non-interest Expenses [2&3]	7,263	8,186	8,015	7,476	8,331
Provision for Credit Losses	679	47	200	1,481	668
Pre-Provision Net Revenue[3]	(22,479)	1,471	1,627	2,964	2,061
Net Income (loss) attributable to common stockholders[1]	(24,633)	275	409	218	392
Net Income (loss) attributable to Broadway Financial Corporation[1]	(23,883)	1,025	1,159	968	1,142
KEY FINANCIAL METRICS (%)					
ROAA (annualized)	(7.48)	0.08	0.12	0.06	0.10
ROAE (annualized)	(34.12)	0.41	0.63	0.33	0.59
Net Interest Margin	2.72	2.62	2.75	2.65	2.64
Efficiency Ratio [3]	348.69	84.38	83.13	71.61	80.17
Adjusted Efficiency Ratio [3]	80.35	86.93	83.13	71.61	80.17
Loans/ Deposits	120.52	111.81	99.60	102.04	102.95
Securities/ Assets	18.27	19.09	19.92	20.91	19.62
NPAs/ Assets	1.01	0.83	0.80	0.71	0.88
ACL/ Gross Loans	1.01	0.92	0.89	0.95	0.87
ACL/ Gross Loans (excl GGLs)[3]	1.07	0.99	1.00	1.09	1.03

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[1] One-time corrections of errors in the calculation of interest on loans occurred in Q2 2026 with pre-tax impacts of ($0.5MM) and Q1 2026 with pre-tax impacts of ($0.3MM)
[2] Non-Interest Expense is adjusted for recoveries of $1.6MM in Q3 2025 and $0.2MM in Q4 2025 from a $1.9MM wire fraud expense in Q1 2025. Non-Interest Expense is also adjusted to exclude goodwill impairment of $25.9MM in Q3 2025.
[3] Non-GAAP Measure. Please see the reconciliation of Non-GAAP information in the appendix of the presentation

BROADWAY
FINANCIAL CORPORATION

Reconciliation of Non-GAAP Information

Adj. Non-Interest Expense ($M) and Adj. Efficiency Ratio (%)	2026Q3	2026Q2	2026Q1	2025Q4	2025Q3
Non-Interest Expense	**8,331**	**7,476**	**8,015**	**7,946**	**31,518**
Add: Operational Recovery (Loss)	-	-	-	240	1,603
Less: Goodwill Impairment	-	-	-	-	25,858
Adj. Non-Interest Expense	**8,331**	**7,476**	**8,015**	**8,186**	**7,263**
Net Interest Income	9,896	9,490	9,053	8,730	8,617
Non-Interest Income	496	950	589	687	422
Operating Revenue	**10,392**	**10,440**	**9,642**	**9,417**	**9,039**
Efficiency Ratio	80.2%	71.6%	83.1%	84.4%	348.7%
Adj. Efficiency Ratio	**80.2%**	**71.6%**	**83.1%**	**86.9%**	**80.4%**

ACL ($M) / Adj. Gross Loans ($M)	2026Q3	2026Q2	2026Q1	2025Q4	2025Q3
Gross Loans	**1,142,654**	**1,137,338**	**1,068,771**	**1,025,964**	**1,023,483**
Less: Government Guaranteed Loans	170,827	150,951	113,931	75,321	58,170
Adj. Gross Loans	**971,827**	**986,387**	**954,840**	**950,643**	**965,313**
ACL	9,964	10,799	9,509	9,424	10,339
ACL/ Adj. Gross Loans	**1.03%**	**1.09%**	**1.00%**	**0.99%**	**1.07%**

Pre-Provision Net Revenue ($M)	2026Q3	2026Q2	2026Q1	2025Q4	2025Q3
Net Interest Income	9,896	9,490	9,053	8,730	8,617
Non-Interest Income	496	950	589	687	422
Less: Non-Interest Expense	8,331	7,476	8,015	7,946	31,518
Pre-Provision Net Revenue	**2,061**	**2,964**	**1,627**	**1,471**	**(22,479)**

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BROADWAY
FINANCIAL CORPORATION

Reconciliation of Non-GAAP Information  Book Value Per Share ($M)  2026Q3  2026Q2  2026Q1  2025Q4  2025Q3  Common Book Value  105,468   112,304   112,480   112,751   111,687   Shares Outstanding  9,276,317   9,273,624   9,298,949   9,180,498   9,180,760   Book Value Per Share  11.37   12.11   12.10   12.28   12.17   Tangible Book Value Per Share ($M)  2026Q3  2026Q2  2026Q1  2025Q4  2025Q3  Common Book Value  105,468   112,304   112,480   112,751   111,687   Less: Net unamortized core deposit intangible  1,232   1,308   1,384   1,460   1,539   Tangible Book Value  104,236   110,996   111,096   111,291   110,148   Shares Outstanding  9,276,317   9,273,624   9,298,949   9,180,498   9,180,760   Tangible Book Value Per Share  11.24   11.97   11.95   12.12   12.00